EEI Financial Conference
Analyst Information

IDACORP

Dallas, Texas
November 11-14, 2014

Executing Our Strategy

Forward-Looking Statements

In addition to the historical information contained in this presentation, this presentation contains (and oral communications made by IDACORP, Inc. and Idaho Power Company may contain) statements that relate to future events and expectations and, as such, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, outlook, assumptions, or future events or performance, often, but not always, through the use of words or phrases such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "predicts," "projects," "targets," "continues," or similar expressions, are not statements of historical facts and may be forward-looking. Forward-looking statements are not guarantees of future performance and involve estimates, assumptions, risks, and uncertainties. Actual results, performance, or outcomes may differ materially from the results discussed in the statements. In addition to any assumptions and other factors and matters referred to specifically in connection with such forward-looking statements, factors that could cause actual results or outcomes to differ materially from those contained in forward-looking statements include the following: (a) Idaho Power's rate design and the effect of regulatory decisions by state public utility commissions and federal regulators affecting Idaho Power's ability to recover costs and earn a return; (b) changes in customer growth rates, loss of significant customers, and related changes in loads; (c) the impacts of changes in economic conditions, including on customer demand; (d) unseasonable or severe weather conditions, wildfires, droughts, and other natural phenomena, which affect customer demand, hydroelectric generation levels, infrastructure repair costs, and fuel costs; (e) advancement of new technologies that reduce loads; (f) adoption of or changes in, and costs of compliance with, laws, regulations, and policies, including those relating to the environment, and the ability to obtain and comply with governmental authorizations; (g) variable hydrological conditions and over-appropriation of surface and groundwater and the impact on generation from hydroelectric facilities; (h) the ability to purchase fuel and power from suppliers on reasonable terms; (i) accidents, fires, explosions, and mechanical breakdowns that may occur while operating and maintaining an electric system, and disruptions and outages of generation and transmission systems or the western interconnected transmission system; (j) the ability to obtain debt and equity financing when necessary and on reasonable terms; (k) reductions in credit ratings and potential reduction in liquidity; (l) the ability to buy and sell power, transmission capacity, and fuel in the markets and the availability to enter into, and success or failure of, financial and physical commodity hedges; (m) changes in or implementation of mandatory reliability, security, and other requirements; (n) costs and operational challenges of integrating an increasing volume of mandated purchased intermittent power; (o) the magnitude of benefit plan funding obligations; (p) the ability and willingness of the companies' boards of directors to continue to pay dividends, and contractual and regulatory restrictions on those dividends; (q) changes in tax laws and the availability of tax credits; (r) employee workforce factors, including potential unionization of all or part of the companies' workforce and the impacts of an aging workforce; (s) the failure of information systems or technology solutions or the failure to secure information system data, failure to comply with privacy laws, security breaches, or the effect on the companies from cyber attacks, terrorist incidents, or the threat of terrorist incidents, and acts of war; (t) unusual or unanticipated changes in normal business operations, including unusual maintenance or repairs, and (u) adoption of or changes in accounting policies, principles, or estimates. Any forward-looking statement speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Readers should also review the risks and uncertainties listed in IDACORP, Inc.'s and Idaho Power Company's most recent Annual Report on Form 10-K and other reports the companies file with the U.S. Securities and Exchange Commission, including (but not limited to) Part I, Item 1A - "Risk Factors" in the Form 10-K and Management's Discussion and Analysis of Financial Condition and Results of Operations and the risks described therein from time to time. IDACORP and Idaho Power disclaim any obligation to update publicly any forward-looking information, whether in response to new information, future events, or otherwise, except as required by applicable law.

Table of Contents

Investor Presentation

Appendix

IDACORP Investment Highlights

Strong Foundation For Success

- Nearly 100 Years as a Fully Integrated Electric Utility
- Low Cost, Clean, No Carbon Hydroelectric Generating Resources
- Productive Regulatory Strategy

Proven Record of Achievement

- Continued Solid Financial Results
- Good Corporate Citizen
- Effective Partnerships
- Achieving Ongoing Regulatory Milestones

Future Growth Opportunities

- Strong Customer Growth
- Transmission Line Growth Initiatives
- Continuing Upgrades and Capital Maintenance

Recent Highlights

★ 2014 EPS On Track to Exceed a Successful 2013

- 2014 is on track for a seventh consecutive year of improved earnings with no expected use of additional accumulated deferred investment tax credits (ADITCs)
- 2013 delivered $3.64 per diluted share, without using additional ADITCs



★ Dividend Policy Progress

- On Sept. 18, 2014, the IDACORP Board approved an increase in the quarterly dividend rate from $0.43 per share to $0.47 per share – a 9.3 percent increase
- Continued progress toward achieving IDACORP's previously adopted target dividend payout ratio of between 50 and 60 percent of sustainable IDACORP earnings
- Management anticipates recommending additional annual increases of over five percent until the dividend reaches the upper end of the target dividend payout ratio

★ Growth Opportunities

- Robust capital expenditures
- Customer and revenue growth
- Boardman-to-Hemingway – expected draft EIS due from BLM in 2014
- Gateway West Transmission Project
- Visible economic activity in service area, such as Clif Bar expansion to Twin Falls, Idaho, and Amy's Kitchen in Pocatello, Idaho



Who We Are

IDACORP®

Regulated

IDAHO POWER®
An IDACORP Company

Non-Regulated

IDACORP FINANCIAL

IDA-WEST ENERGY
An IDACORP Company

Our Vision:

To be regarded as an exceptional utility.

Our Values:

Integrity, Safety and Respect

Our Mission:

Prosper by providing reliable, responsible, fair-priced energy services, today and tomorrow.

Safety

Safety4Life FOCUS • ASSESS • CHOOSE • SPEAK UP

CARES SAFETY ACTIVITIES

You have been credited with 2 safety activities so far this month.

Safety is one of Idaho Power Company's core values. Your most important responsibility in your daily work is safety. Safety is always more important than the work being performed. No work is so critical that an employee should disregard safety.


FOCUS
ON THE TASK AT HAND
ASSESS
THE SITUATION
AT ALL TIMES
SPEAK UP
MAKE THE SAFE
CHOICE

CARES 6.5

Idaho Power Service Area

Core Business

Generation

Resource	Facilities	Nameplate (MW)
Hydro	17	1,709
Coal	3	1,118*
Natural Gas	3	762
Diesel	1	5
Total	24	3,594

Customers
513,549 General business customers as of September 30, 2014



WA
MT
ID
Snake River
OR
WY
Payette
Boise
Pocatello
Twin Falls
NV
UT

Step-Up Station
24 In service

Transmission
4,856 Miles of high-voltage transmission lines

Substation
228 In service

Distribution Lines
26,817 Miles of distribution lines

* Idaho Power Share

Continued Economic Progress

Recognitions & Outlook


THE TOP OF AMERICA
TIME

March 17, 2014

Time named Boise number 1 out of 9 cities for "*Getting it right*".



April 8, 2014

Boise named "*Best city to move to in 2014.*"

Simple Moving Labor

Boise MSA

"Boise City remains among the nation's best performers over the last year...."

"An increasing share of high-wage jobs will help improve earnings starting in late 2014 and spark the area's expansion."

State of Idaho

"Idaho's recovery is easily one of the strongest in the West and is outpacing that of the U.S. ...."

"Idaho's recovery is in prime position for a strong 2014."

Moody's Analytics, December 2013

Continued Economic Progress



Idaho Power Customer Growth
12 Months Ended September 30
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
2,374
3,062
5,541
6,716
7,221
2010
2011
2012
2013
2014



Idaho Power Service Area Employment
Third Quarter Average
470,000
460,000
450,000
440,000
430,000
420,000
410,000
400,000
425,217
431,181
441,135
450,224
460,071
2010
2011
2012
2013
2014

Economy Growth Drivers

– Data Centers[1]



DATASITE

- Will be largest in Treasure Valley
- Anchor tenant – SEN Technologies – a Cloud Computing Company
- DataSite Owner said he expects other large data centers to follow him here (Boise) to take advantage of the Valley's cheap electricity and low risk of natural disasters


FIBERPIPE

FIBERPIPE Internet Services

- Already in Boise, providing 99.999% uptime
- In the permitting phase of a 70,000 square-foot center



Involta

- Broke ground April 7, 2014 on a $10.5 million, 34,000 square-foot building

[1] Idaho Statesman, May 28, 2014.

Economy Growth Drivers

(1)

- **200 new jobs in the near term with long term plans up to 1,000**
- **Utilizing existing facilities, previously Heinz**

(2)

- **Potential $1.5 billion fertilizer plant, to be located in Power County**
- **Magnida Magnolia Nitrogen Idaho will put up $500 to $600 million for the project, with the rest financed**
  - Construction at the site would secure 1,900 jobs over a three-year period.

[1] Idaho State Journal, October 29, 2014.
[2] Idaho Statesman, May 29, 2014.

General Business Energy Sales & Revenues

By Customer Class



General Business Energy Sales
(MWh's - Thousands)
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
13,513
13,734
14,085
14,619
14,209
2010
2011
2012
2013
2014
12 Mos. Ended
Sept. 30
Residential
Commercial
Industrial
Irrigation



General Business Revenues
($millions)
$1,200
$1,000
$800
$600
$400
$200
$0
$ 870.4
$ 834.5
$ 937.8
$ 1,101.7
$ 1,130.5
2010
2011
2012
2013
2014
12 Mos. Ended
Sept. 30
Residential
Commercial
Industrial
Irrigation

Earnings Per Diluted Share & Return on Year-End Equity – IDACORP

(Period-End)



Earnings Per Diluted Share (1)
Oct. 30, 2014
Guidance
$3.70 – $3.80
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$3.00
$3.43
$3.46
$3.64
2010
2011
2012
2013
2014



Return on Equity (1)
12%
10%
8%
6%
4%
2%
0%
9.6%
10.4%
9.9%
9.9%
9.6%
2010
2011
2012
2013
2014
12 Mos. Ended
Sept. 30

(1) Adjusted for effect of a change in accounting method for IDACORP Financial Services affordable housing investment amortization.

2010 – 2014 Historic Mid-Point Opening Guidance



$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$2.73
$2.88
$3.08
$3.28
$3.48
2010
2011
2012
2013
2014
Mid-Point Opening Guidance

IDACORP Common Stock Dividend

"Today's action by the Board of Directors moves the dividend payout ratio closer to IDACORP'S stated long-term goal of between a fifty and sixty percent payout of sustainable IDACORP earnings, and is reflective of continued strong performance by the company. Management anticipates recommending to the Board of Directors future annual increases to the common stock dividend of greater than five percent until we approach the upper end of our payout range goal."

Darrel T. Anderson,
IDACORP President and Chief Executive Officer
September 18, 2014



57% increase in quarterly dividend rate
$0.30
$0.33
$0.38
$0.43
$0.47 (1)
Q4 2011
Q1 2012
Q4 2012
Q4 2013
Q4 2014
Quarterly Dividend Per Share
$1.20
$1.32
$1.52
$1.72
$1.88
Q4 2011
Q1 2012
Q4 2012
Q4 2013
Q4 2014
Annualized Dividend Per Share

(1) As announced Sept. 18, 2014. See IDACORP's Annual Report on Form 10-K for factors that may affect dividends.

Elements of Growth

Capital Expenditures Forecast



$500
$400
$300
$200
$100
$0
Millions
$280 – $295
$315 – $335
$300
2014
2015
2016-2018 (Average)

ADITC Settlement 2015-2019[1]



Sharing Percentage
100%
75%
50%
25%
Earnings Deadband
Customer Benefit - Cash Refund
Customer Benefit
– Pension Obligation Reduction
Company Benefit (25%)
9.50%
10.00%
10.50%
Return On Year-End Equity In Idaho Jurisdiction
Ability to use additional ADITC's of up to $45 million from 2015 – 2019
$45M

(1) As approved by the Idaho Public Utilities Commission on October 9, 2014, Order No. 33149.

ADITC—Accumulated Deferred Investment Tax Credits

Idaho Power Revenue Sharing/ ADITC Extension

Idaho Public Utilities Commission Filing

	2009 – 2011	2012 – 2014	2015 – 2019[1]
General Rate Case Stay Out?	Yes	No	No
Available ADITC For Use	$45 Million	$45 Million	$45 Million [2]
ROE Threshold	9.5%	9.5%	9.5%
50-50 Sharing Threshold	10.5%	10.0%	N.A.
75-25 Sharing Threshold	N.A.	10.5%	10.0%
Customer Benefits ($ Millions):			
Reduction to Rates	$27.1	$14.8	TBD
Offset to Pension Balancing Account	$20.3	$31.1	TBD
Total	$47.4	$45.9 [3]	

(1) As approved by the Idaho Public Utilities Commission on October 9, 2014, Order No. 33149.

(2) Less any amount used in 2014.

(3) Does not include 2014 results.

Operating Cash Flows

($ Million)

IDACORP	2010	2011	2012	2013	Nine Months Ended Sept. 30 2014
Net cash provided by operating activities	$ 305.4	$ 310.2	$ 249.3	$ 305.5	$ 315.8

Liquidity

As of September 30, 2014

($ Million)

	IDACORP[1]	Idaho Power
Cash & Cash Equivalents	$ 111.0	$ 102.9
Revolving Credit Facility – Expires October 2018	125.0	300.0
Commercial Paper Outstanding	(31.8)	–
Identified for Other Use[2]	–	(24.2)
Total	$ 204.2	$ 378.7

[1] Holding company only.

[2] Port of Morrow and American Falls Bonds that Idaho Power could be required to purchase prior to maturity under the optional or mandatory purchase provisions of the bonds, if the remarketing agent for the bonds is unable to sell the bonds to third parties.

Strong Financial Position

Debt Maturity Profile

($ Millions)

- **Manageable Debt Maturities**
- **Low Average Cost of Long-Term Debt — 5.2%**
- **47% Debt to Equity Ratio at Idaho Power**



No Near-Term Refinancing Pressure
Manageable refinancing needs and windows of opportunity in ten year horizon
$120
$100
$230
$130
$100
$75
$75
$50
$20
$116
$4
$100
$70
$105
$55
$50
$60
$240
$140
$100
$100
$75
$75
2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 2042 2043

Key Financial & Operating Metrics and 2014 Earnings Guidance

(In millions except per share amounts)

	Current [1]	Previous [2]
Idaho Power Operations & Maintenance Expense	No Change	$335 – $345
Idaho Power Additional Amortization of ADITC	No Change	$0
Idaho Power Capital Expenditures excluding AFUDC	No Change	$ 280 - $295
Idaho Power Hydroelectric Generation (MWhs) [3]	5.9 – 6.4	5.5 – 6.5
2014 IDACORP Earnings Per Share Guidance [4]	$3.70 – $3.80	$3.50 – $3.65

(1) As of October 30, 2014.

(2) As of July 31, the date of filing IDACORP's and Idaho Power's Quarterly Report on form 10-Q for the quarter ended June 30, 2014.

(3) Based on reservoir storage levels and forecasted weather conditions as of October 30, 2014.

(4) The 2014 guidance incorporates all of the key financial and operating assumptions listed above.

Effective Tax Rate Reconciliation

For the Nine Months Ended September 30

(Thousands of Dollars)

	IDACORP	
	2014	**2013**
Income Tax at Statutory Rates (Federal and State)	$ 75,385	$ 85,143
Capitalized repairs deductions [1]	(19,061)	(16,129)
Accounting Method Changes	(11,075)	4,583
Affordable Housing Tax Credits	(3,792)	(4,152)
Affordable Housing Investment Amortization, Net of Statutory Taxes	2,041	739
Other [2]	(9,530)	(7,243)
Income Tax Expense	$ 33,968	$ 62,941
Effective Tax Rate	17.6%	28.9%

[1] The "Capitalized repairs deduction" is one of Idaho's Power's most significant regulatory flow-through tax adjustments.

[2] "Other" is primarily comprised of the net tax effect of Idaho Power's remaining regulatory flow-through tax adjustments, which are each listed in the rate reconciliation table in Note 2 to the consolidated financial statements included in IDACORP's and Idaho Power's Annual report on Form 10-K for the year ended December 31, 2013.

Productive Regulatory Strategy

2013

Notable Regulatory Actions	Filing Date	2013 Effective Date	Annualized Revenue Impact (Millions)	
Idaho FCA	March 15th	June 1st	$ (1.4)	$141.9
Oregon APCU	March 22nd	June 1st	2.9	
Idaho PCA	April 15th	June 1st	140.4	

2014

Notable Regulatory Actions	Filing Date	2014 Effective Date	Annualized Revenue Impact (Millions)	
Oregon APCU	Oct. 18, 2013	June 1st	$ 0.4	$17.6
Idaho NPSE to Base Rates	Nov. 1, 2013	June 1st	99.3	
Idaho FCA	Mar. 14, 2014	June 1st	6.0	
Idaho PCA	Apr. 15, 2014	June 1st	(87.8)	
Idaho Revenue Sharing	Apr. 15, 2014	June 1st	(0.3)	

Productive Regulatory Strategy

Low Rates for Customers

Residential and Industrial
(cents / kilowatt-hour)



Residential
$0.14
$0.12
$0.10
$0.08
$0.06
$0.04
2009
2010
2011
2012
2013
2014
Idaho Power
National Average*



Industrial
$0.09
$0.07
$0.05
$0.03
$0.01
2009
2010
2011
2012
2013
2014
Idaho Power
National Average *

*Source: Edison Electric Institute "Typical Bills and Average Rates Report" 12 Months Ending 12/31/2013

Regulatory Commissioners

Idaho		
Commissioner	Political Party Affiliation	Term Expires
Marsha Smith	Democrat	2015
Paul Kjellander	Republican	2017
Mack Redford	Republican	2019

Oregon		
Commissioner	Political Party Affiliation	Term Expires
Stephen Bloom	Republican	2015
Susan Ackerman	Democrat	2016
John Savage	Democrat	2017

Elements of Growth

Boardman to Hemingway

500kV Transmission Line Project

- Joint funding agreement Jan. 2012 for project permitting costs
  - Idaho Power - 21%
  - BPA - 24%
  - PacifiCorp – 55%
- 300 mile, 500-kV transmission line
- In-service date in 2020 or beyond
- Capacity:
  - 1,000 MW east to west
  - 1,050 MW west to east
- Total project cost estimated between approximately $890 million and $940 million, including AFUDC
- Idaho Power's estimated cost of permitting phase is $21 million, including AFUDC
- Draft Environmental Impact Statement (EIS) expected in 2014
- Identified as a "BPA Top Priority" for 2013 and beyond



WASHINGTON
YAKIMA COUNTY
BENTON COUNTY
WALLA WALLA COUNTY
COLUMBIA COUNTY
ASOTIN COUNTY
LONGHORN SUBSTATION
GRASSLAND SUBSTATION
HORN BUTTE SUBSTATION
CECIL
MORROW COUNTY
UMATILLA COUNTY
PENDLETON
PILOT ROCK
WALLOWA COUNTY
JOSEPH
LA GRANDE
UNION COUNTY
GILLIAM COUNTY
NORTH POWDER
KEATING
BAKER CITY
BAKER COUNTY
MONUMENT
KIMBERLY
WHEELER COUNTY
GRANT COUNTY
CANYON CITY
PRAIRIE CITY
JOHN DAY
OREGON
ADAMS COUNTY
IDAHO
IDAHO COUNTY
DURKEE
WEATHERBY
HUNTINGTON
WASHINGTON COUNTY
WEISER
BROGAN
CRYSTAL
PAYETTE COUNTY
GEM COUNTY
WESTFALL
HARPER
CANYON COUNTY
HEMINGWAY SUBSTATION
MALHEUR COUNTY
OWYHEE COUNTY
ADA COUNTY
MELBA
MURPHY
REYNOLDS
WA
OR
ID
MT
WY
NV
UT
CO
CA
AZ
NM

Elements of Growth

Gateway West

Transmission Line Project

- A joint project between Idaho Power Company and PacifiCorp
- Total cost for Idaho Power's share of project – between $150 million and $300 million, including AFUDC
- Idaho Power's estimated cost of permitting phase is $35 million, including AFUDC
- Bureau of Land Management (BLM) released final EIS in April 2013 for public comment
- BLM released its preferred routes in October 2012 (Excluding segments 8 & 9)
- Record of decision issued in November 2013 (Excluding segments 8 & 9)
- BLM has published a schedule providing for a record of decision on segments 8 and 9 by late 2016



BLM Preferred Alternatives
BLM Preferred and Proponent Proposed
BLM Preferred Alternative
Routes Analyzed in Final EIS
Proponent Proposed
Other Alternative
Substation
HEMINGWAY
BOISE
MIDPOINT
BORAH
CEDAR HILL
POPULUS
JIM BRIDGER
ANTICLINE
AEOLUS
SHIRLEY BASIN
HEWARD
DAVE JOHNSTON
WINDSTAR
W Y O M I N G
N E V A D A
U T A H
Miles

Segment Number	Connected Substations	Length (Miles)	Idaho Power Permitting Interest
6	Borah to Midpoint	88	100%
8	Midpoint to Hemingway	126	33%
9	Cedar Hill to Hemingway	152	33%
10	Midpoint to Cedar Hill	34	33%

Corporate Excellence


IDACORP
PROGRESS
2013

IDACORP's 2013 Sustainability Report

- Balanced and responsible management
- Operational excellence
- Environmental stewardship
- Engaged, empowered workforce
- Strong community partnerships

CO_2 Emissions from Idaho Power-Owned Generation


CO_2 Emissions - Millions of Tons
25.00
20.00
15.00
10.00
5.00
0.00
2002
2003
2004
2005
2006
2006 Ind. Avg.
2007
2008
2008 Ind. Avg.
2009
2010
2010 Ind. Avg.
2011
2011 Ind. Avg
2012
2013


September 2014
PUBLIC UTILITIES
FORTNIGHTLY
ENERGY, MONEY, POWER
THE 40
BEST ENERGY COMPANIES
PLUS
Demand Growth Gone Missing
Give Order 745 a Rehearing

Best Energy Companies

- Idaho Power made a substantial leap in the rankings, moving from 39th in 2012 to 29th in 2013 to 17th this year.
- Idaho Power's fully integrated business model was cited as a key to the company's continued success

Appendix

IDACORP

New System Peak

Load and Resources

July 2, 2013 – 3,407 MW



Total Load 3,407
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
1:00 AM
4:00 AM
7:00 AM
10:00 AM
1:00 PM
4:00 PM
7:00 PM
10:00 PM
Demand Response
Wind (PURPA & PPA)
Purchased (Market, PURPA/PPA)
Hells Canyon - Hydro
Natural Gas (Danskin/Bennett Mtn.)
Langley Gulch
Run-of-River - Hydro
Coal

PURPA Projects Under Contract

1982 – 2017 • As of October 16, 2014



Megawatts (MW)
1,600
1,400
1,200
1,000
800
600
400
200
0
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
PURPA under Contract as of October 16, 2014 1,302 MW
Solar Under Contract 461 MW
Wind Under Contract 577 MW
Cogen
Biomass
Hydro

Load vs. Wind

July 2, 2013 Peak Load - 3,407 MW
Wind during Peak Load - 57 MW



3,500
3,000
2,500
2,000
1,500
1,000
500
0
Load
Wind
Wind Nameplate 669 MW
1:00 AM
1:00 AM
3:00 AM
4:00 AM
5:00 AM
6:00 AM
7:00 AM
8:00 AM
9:00 AM
10:00 AM
11:00 AM
12:00 PM
1:00 PM
2:00 PM
3:00 PM
4:00 PM
5:00 PM
6:00 PM
7:00 PM
8:00 PM
9:00 PM
10:00 PM
11:00 PM
12:00 AM

Summary of Pollution Controls

Currently Installed

Expected

	NO_x		SO_2			Opacity and PM		Mercury
	Low NOx Burners	SCR	Scrubber Installation	Scrubber Upgrade	Dry Sorbent Injection	Electro-Static Precipitators	Baghouse	Sorbent Injection
Jim Bridger Unit 1	2010	2022	1990	2010	n/a	1974	n/a	2015
Jim Bridger Unit 2	2009	2021	1986	2009	n/a	1975	n/a	2015
Jim Bridger Unit 3	2007	2015	1988	2011	n/a	1976	n/a	2015
Jim Bridger Unit 4	2008	2016	1979	2008	n/a	1979	n/a	2015
Boardman	2011	n/a	n/a	n/a	2014	1980	n/a	2012
North Valmy Unit 1	2008	Not Required Yet	n/a	n/a	2015	n/a	1981	n/a
North Valmy Unit 2	2007	Not Required Yet	1985	n/a	n/a	n/a	1985	n/a

Winter Outlook

November 2014 Through January 2015

Precipitation


B
EC
B
EC
EC
EC
A
A

Temperature


A
A
A
EC
EC
B

- 33% to 40% Chance of Below Normal Precipitation
- 40% to 50% Chance of Below Normal Precipitation
- 50% or Greater for Below Normal Precipitation
- 33% to 40% Chance of Above Normal Precipitation
- 40% Chance of Above Normal Precipitation

- 33% to 40% Chance of Above Normal Temperature
- 40% to 50% Chance of Above Normal Temperature
- 50% or Greater for Above Normal Temperature
- 33% to 40% Chance of Below Normal Temperature
- 40% Chance of Below Normal Temperature

EC Means Equal Chances for Above, Normal or Below **A** Means Above **B** Means Below

Source: NOAA, National Oceanic Atmospheric Administration, U.S. Dept of Commerce. As of October 2014

For Additional Information

Steven R. Keen
Senior Vice President, Chief Financial Officer and Treasurer
(208) 388-2200
SKeen@idahopower.com

Ken Petersen
Vice President, Controller and Chief Accounting Officer
(208) 388-2761
KPetersen@idahopower.com

Lawrence F. Spencer
Director of Investor Relations
(208) 388-2664
LSpencer@idacorpinc.com

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